SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:
/X/     Preliminary Information Statement
/ /     Confidential, for Use of the Commission
        Only (as permitted by Rule 14c-5(d)(2))
/ /     Definitive Information Statement

                       The Preferred Group of Mutual Funds
        -----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required
/ /      Fee computed on table below per Exchange Act Rules 14c-
         5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

              (1)  Amount Previously Paid:

              (2)  Form, Schedule or Registration Statement No.:

              (3)  Filing Party:

              (4)  Date Filed:

                          THE PREFERRED SMALL CAP FUND
                 A SERIES OF THE PREFERRED GROUP OF MUTUAL FUNDS

                                                              December 10, 1999

                              INFORMATION STATEMENT

                               GENERAL INFORMATION

         This information statement, which is first being mailed on or about December 10, 1999, is distributed in connection with action to be taken by written consent of the Majority Shareholders (as defined below) of the Preferred Small Cap Fund (the "Fund"), a series of The Preferred Group of Mutual Funds (the "Trust"), on or about January 1, 2000, all as more fully described below. THIS DOCUMENT IS REQUIRED UNDER THE FEDERAL SECURITIES LAWS AND IS PROVIDED SOLELY FOR YOUR INFORMATION. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         The Trustees have set December 6, 1999 (the "Record Date") as the record date for determining the number of shares and the shareholders entitled to give consent and to receive this information statement. On the Record Date, ______________ shares of the Fund were outstanding, and the Trustees and Officers of the Fund owned less than 1% of the Fund's outstanding shares. Information concerning shareholders who were known to be the record or beneficial owners of more than 5% of the Fund's shares as of the Record Date is set forth below.


                                                       Amount and                         Percent
         Name and Address                              Nature of                          of the
         of Beneficial Owner                           Beneficial Ownership               Fund
         ------------------------------------------------------------------------------------------


         Caterpillar Investment Trust 401(k) Plan      _____________                      _____%

         Caterpillar Inc. Supplemental Unemployment    _____________                      _____%
         and Benefits Group Insurance Trust A
         and Trust B (together with the Caterpillar
         Investment Trust 401(k) Plan, the "Majority
         Shareholders")

         Caterpillar Insurance Company Limited         _____________                      _____%


         The address of each of the Majority Shareholders listed above is 100 N.E. Adams Street, Peoria, Illinois 61629, and the address of Caterpillar Insurance Company Limited is 3322 West End Avenue, Nashville Tennessee 37203-1031.

         PROPOSED AGREEMENT. As described more fully below, Caterpillar Investment Management Ltd. ("CIML") has proposed that Turner Investment Partners, Inc. ("Turner") serve as subadviser to the Fund pursuant to a subadvisory agreement (the "Proposed Agreement") with respect to the Fund. In order for Turner to serve as subadviser for the Fund, the Investment Company Act of 1940, as amended (the "1940 Act"), requires approval of the Proposed Agreement by both the Trust's Board of Trustees and the Fund's shareholders.

         The Proposed Agreement was approved (to be effective upon shareholder approval) by a majority of the Trustees, including a majority of those Trustees who are not "interested persons" or affiliates (as defined in the 1940 Act) of any party to the Proposed Agreement (the "Independent Trustees"), on November 29, 1999. The Trustees, including the Independent Trustees, have recommended approval of the Proposed Agreement by shareholders and the Majority Shareholders have indicated on a preliminary basis that they intend to grant such approval by written consent.

         A description of the Proposed Agreement, the services to be provided thereunder, and the procedures for termination and renewal thereof is set forth below under "Description of Proposed Agreement." Such description is qualified in its entirety by reference to the form of the Proposed Agreement set forth in Appendix A to this Information Statement. Additional information about Turner is set forth below under "Other Information."

         AMENDED AGREEMENT. As described more fully below, Caterpillar Investment Management Ltd. ("CIML") has proposed that its management contract with respect to the Fund be amended to reflect a change in the advisory fee (as amended, the "Amended Agreement"). In order for the Fund's management contract to be amended, the 1940 Act requires approval of the Amended Agreement by both the Trust's Board of Trustees and the Fund's shareholders.

         The Amended Agreement was approved (to be effective upon shareholder approval) by a majority of the Trustees, including a majority of those Trustees who are not "interested persons" or affiliates (as defined in the 1940 Act) of any party to the Amended Agreement (the "Independent Trustees"), on November 29, 1999. The Trustees, including the Independent Trustees, have recommended approval of the Amended Agreement by shareholders and the Majority Shareholders have indicated on a preliminary basis that they intend to grant such approval by written consent.

         A description of the Amended Agreement and the services to be provided thereunder is set forth below under "Description of Amended Agreement." Such description is qualified in its entirety by reference to the form of the Amended Agreement set forth in Appendix B to this Information Statement. Additional information about CIML is set forth below under "Other Information."

         FURTHER INFORMATION CONCERNING THE FUND IS CONTAINED IN ITS MOST RECENT ANNUAL REPORT TO SHAREHOLDERS, WHICH MAY BE OBTAINED FREE OF CHARGE BY WRITING TO THE PREFERRED GROUP, P.O. BOX 8320, BOSTON, MA 02266-8320 OR BY TELEPHONING 1-800-662-4769.

                        DESCRIPTION OF PROPOSED AGREEMENT

         In order to assist it in carrying out its responsibilities as manager of the Fund, CIML has proposed to retain Turner under the Proposed Agreement to render subadvisory services to the Fund under the supervision of CIML and the Trustees of the Trust.

         CIML would pay the fees of Turner under the Proposed Agreement. Under the Proposed Agreement, Turner receives a fee based on the Fund assets managed or advised by Turner (the "Fund Assets") together with any other assets managed or advised by Turner relating to Caterpillar Inc. or any of its affiliates. (The Fund Assets together with such other assets are collectively referred to as the "Combined Assets.") The subadvisory fee is calculated based on the average quarterly net asset value, determined as of the last business day of each month in the calendar quarter, of the Combined Assets at the annual rate of 0.75% of Combined Assets. This amount is then allocated based upon the ratio of Fund Assets to Combined Assets. If the Proposed Agreement had been in effect during the fiscal year ended June 30, 1999, CIML would have paid Turner $843,965.

         The Proposed Agreement provides that, subject to the supervision of the Trustees and CIML, Turner would furnish continuously an investment program for the Fund, make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments in accordance with its Prospectus and Statement of Additional Information. The Proposed Agreement would also require Turner to furnish, at its expense, (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties thereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, including assistance in obtaining and verifying prices for portfolio securities (but excluding determination of net asset value, shareholder accounting services and fund accounting services).

         The Proposed Agreement provides that it will continue in effect for an initial term of two years from its date of execution (which is expected to be as of January 1, 2000) and thereafter so long as it is approved at least annually in accordance with the 1940 Act. The 1940 Act requires that, after the initial two-year term, all subadvisory agreements be approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the majority vote of the full Board of Trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Proposed Agreement terminates automatically in the event of its assignment, and may be terminated without penalty by the Trust at any time, on written notice to CIML and Turner, by CIML on sixty days' written notice to Turner and by Turner on ninety days' written notice to CIML and the Trust. The Proposed Agreement generally may be amended only by the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act).

         The Proposed Agreement provides that Turner shall not be subject to any liability to the Trust, the Fund or CIML, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services thereunder, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties by Turner.

                                AMENDED AGREEMENT

         DESCRIPTION OF AMENDED AGREEMENT. CIML serves as manager of the Fund pursuant to a management contract (the "Management Contract") dated as of October 26, 1995. The sole initial shareholder of the Fund approved the Management Contract on October 26, 1995, and the Trustees of the Trust last approved the continuance of the Management Contract at a meeting held on May 2, 1999. The sole difference between the Management Contract and the Amended Agreement is that the fee paid to CIML has changed.

         Under both the Management Contract and the Amended Agreement, subject to the control of the Trustees, CIML has agreed to furnish continuously an investment program for the Fund, make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments in accordance with its Prospectus and Statement of Additional Information. The Management Contract and Amended Agreement expressly permit advisory services to be delegated to and performed by a subadviser. CIML also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of the officers and Trustees of the Trust who are affiliated with CIML.

         Under the Management Contract, the Fund pays CIML a monthly fee based on average net assets of the Fund at an annual rate of 0.75% of such average net assets. For the fiscal year ended June 30, 1999, the Fund paid CIML $843,965. Under the Amended Agreement, the Fund pays CIML a monthly fee based on average net assets of the Fund at an annual rate of 1.00% of such average net assets. If the proposed fee under the Amended Agreement had been in effect during the fiscal year ended June 30, 1999, the Fund would have paid CIML $1,125,286. This represents a 33% increase over the fee paid under the Management Contract. Under the Management Contract and the Amended Agreement, the Fund bears all expenses of the Fund not expressly assumed by CIML. CIML's compensation under the Management Contract or Amended Agreement is subject to reduction to the extent that in any year the expenses of the Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale.

         The Management Contract and Amended Agreement provide that CIML shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         COMPARATIVE EXPENSE INFORMATION. The following table summarizes the actual and pro forma expenses borne by the Fund assuming each of the Management Contract and Amended Agreement had been in effect during the fiscal year ended June 30, 1999.



                            Management Fees          Other Expenses      Total Fund Operating
                                                                               Expenses
---------------------- ----------------------- ---------------------- -----------------------


Management Contract               .75%                    .17%                   .92%
---------------------- ----------------------- ---------------------- -----------------------

Amended Agreement                1.00%                    .17%                   1.17%
---------------------- ----------------------- ---------------------- -----------------------


         The example that follows is intended to help you compare the cost of investing in the Fund under the Management Contract and the Amended Agreement. This example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



                                   1 Year         3 Years         5 Years        10 Years
----------------------------- ------------- --------------- --------------- ----------------


       Management Contract           $94           $293            $509           $1,131
----------------------------- ------------- --------------- --------------- ----------------

        Amended Agreement           $119           $372            $644           $1,420
----------------------------- ------------- --------------- --------------- ----------------


                               SHAREHOLDER CONSENT

         Approval of each of the Proposed Agreement and the Amended Agreement will require the consent of a "majority of the outstanding voting securities" of the Fund (as defined in the 1940 Act), which means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. As stated above, the Majority Shareholders have indicated that, as permitted by the Trust's by-laws, they intend to execute a consent to be effective on or about January 1, 2000, which would by itself constitute the necessary shareholder approval under the 1940 Act. NO ACTION IS REQUIRED TO BE TAKEN BY YOU AS A SHAREHOLDER OF THE FUND; THIS INFORMATION STATEMENT IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY IN LIGHT OF RELEVANT FEDERAL SECURITIES LAWS.

                                OTHER INFORMATION

         TRUSTEE REVIEW. The Trustees, including the Independent Trustees, reviewed all material provided by Turner and CIML, and requested and received all information which they deemed relevant to form a judgment as to whether the Proposed Agreement and the Amended Agreement are in the best interests of the Fund and its shareholders.

         With respect to the Proposed Agreement, a primary consideration of the Independent Trustees was CIML's representation that it expects no diminution in the scope and quality of subadvisory and other services to be provided by CIML and Turner under the Proposed and Amended Agreements from those provided by CIML under the Management Contract. The Independent Trustees considered the fact that the Proposed Agreement would, except with respect to the fee schedule, have terms and conditions substantially identical to those of the subadviser contracts with respect to other funds in the Trust. The Independent Trustees also considered certain representations of Turner with respect to its plans for managing the Fund.

         With respect to the Amended Agreement, a primary consideration of the Independent Trustees was CIML's representation that it expects no diminution in the scope and quality of subadvisory and other services to be provided by CIML and Turner together under the Proposed and Amended Agreements from those provided by CIML under the Management Contract. The Independent Trustees also considered the fact that the new fee would permit CIML a reasonable return for the services it would provide under the Amended Agreement.

         In their consideration of the Proposed Agreement and the Amended Agreement, the Trustees noted that Turner and CIML may receive research services from brokers in connection with portfolio securities transactions for the Fund. The Trustees realize that research services furnished by brokers through which the Fund effects securities transactions may be used by Turner and CIML in advising other accounts that they advise. Conversely, research services furnished to Turner and CIML in connection with other accounts Turner and CIML advise may be used by such advisers in advising the Fund.

         CATERPILLAR INVESTMENT MANAGEMENT LTD. The directors and principal executive officer of CIML are: David L. Bomberger, President and Director; F. Lynn McPheeters, Director; and Kenneth J. Zika, Director. The principal occupation of each of CIML's directors and principal executive officer is as a director and executive officer of CIML and certain of its corporate affiliates. Mr. Bomberger also serves as President of the Trust. In addition, Mr. Fred Kaufman, Treasurer of CIML, serves as Vice President and Treasurer of the Trust, Richard P. Konrath, Esq., Clerk of CIML, serves as Clerk of the Trust, and F. Lynn McPheeters, Vice President and Chief Financial Officer for Caterpillar Inc., and Kenneth J. Zika, Treasurer for Caterpillar Inc., serve as Trustees of the Trust. CIML is a Delaware corporation and a wholly-owned subsidiary of Caterpillar Inc., a Delaware corporation. The address of the principal executive offices of each of CIML, its directors and principal executive officer; Caterpillar Securities Inc., the Trust's principal underwriter; and the Fund is 411 Hamilton Blvd., Suite 1200, Peoria, IL 61602. The address of the principal executive offices of Caterpillar Inc. is 100 N.E. Adams Street, Peoria, Illinois 61629.

         TURNER INVESTMENT PARTNERS, INC. The directors and principal executive officers of Turner are: Stephen J. Kneeley, Director, Chief Operating Officer, President and Secretary; Thomas R. Trala, Chief Financial Officer and Treasurer; Mark D. Turner, Director and Vice Chairman; and Robert E. Turner, Jr., Director, Chairman and Chief Investment Officer. Mr. Kneeley is a Registered Representative of SEI Investments Distribution Co. Otherwise, the principal occupation of each of Turner's directors and principal executive officers is as a director or executive officer of Turner. Turner is a Pennsylvania corporation, and Robert E. Turner is the controlling shareholder of Turner. As of the Record Date, Robert E. Turner and Mark D. Turner owned 64% and 17%, respectively, of the outstanding voting securities of Turner. The address of the principal executive offices of each of Turner and its directors and principal executive officers is 1235 Westlakes Drive, Suite 350, Berwyn, PA
19312.

         OTHER INVESTMENT COMPANIES. Turner also provides investment advisory services to an investment company the investment objective of which might be deemed similar to that of the Fund. Turner receives a fee at the annual rate of 1.00% of such fund's average net asset value. As of September 30, 1999, the total assets of the Turner Small Cap Growth Fund, a series of the Turner Funds, an open-end management investment company, were approximately $243.4 million. Pursuant to its investment advisory contract with the Turner Small Cap Growth Fund, Turner has agreed to waive its fees and/or reimburse expenses if the total operating expenses of the Turner Small Cap Growth Fund exceed 1.25% in a given year.

         OTHER SERVICE PROVIDERS. The Fund's distributor is Caterpillar Securities Inc., a wholly owned subsidiary of CIML, 411 Hamilton Blvd., Peoria, IL 61602. The Fund's transfer agent and dividend-paying agent is Boston Financial Data Services, Inc., The BFDS Building, Two Heritage Drive, Quincy, MA 02171. The Fund's custodian is State Street Bank and Trust Company, P.O. Box 1713, Boston, MA 02101. The Fund's independent accountants are
PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110.


WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                                                                    APPENDIX A



                            PREFERRED SMALL CAP FUND

                              SUBADVISER AGREEMENT


         Subadviser Agreement executed as of January 1, 2000 between CATERPILLAR INVESTMENT MANAGEMENT LTD., a Delaware corporation (the "Manager"), and TURNER INVESTMENT PARTNERS, INC., a Pennsylvania corporation (the "Subadviser").

                                   WITNESSETH:

         That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.       SERVICES TO BE RENDERED BY SUBADVISER TO THE TRUST.

         a. Subject always to the control of the trustees of The Preferred Group of Mutual Funds (the "Trustees"), a Massachusetts business trust (the "Trust"), the Subadviser, at its expense, will furnish continuously an investment program for the Preferred Small Cap Fund series of the Trust (the "Fund") and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities and all other investments. In the performance of its duties, the Subadviser (i) will comply with the provisions of the Trust's Agreement and Declaration of Trust and By-laws, including any amendments thereto (upon receipt of such amendments by the Subadviser), and the investment objectives, policies and restrictions of the Fund as set forth in its current Prospectus and Statement of Additional Information (copies of which will be supplied to the Subadviser upon filing with the Securities and Exchange Commission), (ii) will use its best efforts to safeguard and promote the welfare of the Fund, (iii) will comply with other policies which the Trustees or the Manager, as the case may be, may from time to time determine as promptly as practicable after such policies have been communicated to the Subadviser in writing, and (iv) shall exercise the same care and diligence expected of the Trustees. The Subadviser and the Manager shall each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund.

         b. The Subadviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel, required for it to execute its duties hereunder faithfully and (ii) administrative facilities, including bookkeeping, clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund, including oversight of the pricing of the Fund's portfolio and assistance in obtaining prices for portfolio securities (but excluding determination of net asset value, shareholder accounting services and fund accounting services).

         c. In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine and communicate to the Subadviser in writing, the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker that provides brokerage and research services to the Subadviser or any affiliated person of the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to the Fund and to other clients of the Subadviser and any affiliated person of the Subadviser as to which the Subadviser or any affiliated person of the Subadviser exercises investment discretion.
                  The Trust agrees that any entity or person associated with the Subadviser or any affiliated person of the Subadviser which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

         d. The Subadviser shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Subadviser pursuant to this Section 1.

2.       OTHER AGREEMENTS, ETC.

         It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Subadviser, and in any person controlling, controlled by or under common control with the Subadviser, and that the Subadviser and any person controlling, controlled by or under common control with the Subadviser may have an interest in the Trust. It is also understood that the Subadviser and persons controlling, controlled by or under common control with the Subadviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3. COMPENSATION TO BE PAID BY THE MANAGER TO THE SUBADVISER.

         The Manager will pay to the Subadviser as compensation for the Subadviser's services rendered, for the facilities furnished and for the expenses borne by the Subadviser pursuant to Section 1, a fee in accordance with Schedule A of this Agreement.

4.       ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

         This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Management Contract dated as of January 1, 2000 between the Manager and the Trust, with respect to the Fund, shall have terminated for any reason, and the Manager shall provide notice of any such termination of the Management Contract to the Subadviser; and this Agreement shall not be amended unless such amendment be approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of the Subadviser.

5.       EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

         This Agreement shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

         a. The Trust may at any time terminate this Agreement by written notice delivered or mailed by registered mail, postage prepaid, to the Manager and the Subadviser, or

         b. If (i) the Trustees or the shareholders of the Trust by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Trust or of the Manager or of the Subadviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Subadviser may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, or

         c. The Manager may at any time terminate this Agreement by not less than 60 days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser, and the Subadviser may at any time terminate this Agreement by not less than 90 days' written notice delivered or mailed by registered mail, postage prepaid, to the Manager.

         Action by the Trust under paragraph (a) above may be taken either (i) by vote of a majority of the Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

         Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.       CERTAIN INFORMATION.

         The Subadviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Subadviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Subadviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement or any other agreement concerning the provision of investment advisory services to the Trust, (b) the Subadviser shall have been served or otherwise have notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (c) there is a change in control of the Subadviser or any parent of the Subadviser within the meaning of the 1940 Act or (d) there is a material adverse change in the business or financial position of the Subadviser.

7.       CERTAIN DEFINITIONS.

         For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

         For the purposes of this Agreement, the terms "affiliated person", "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

8.       NONLIABILITY OF SUBADVISER.

         In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Manager, to the Trust, to the Fund, or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

9.       EXERCISE OF VOTING RIGHTS.

         Except with the agreement or on the specific instructions of the Trustees or the Manager, the Subadviser shall exercise or procure the exercise of any voting right attaching to investments of the Fund.

10.      NOTICES.

         All notices, requests and consents shall be in writing and shall be personally delivered or mailed by registered mail, postage prepaid, to the other party at such address as may be furnished in writing by such party.

         IN WITNESS WHEREOF, CATERPILLAR INVESTMENT MANAGEMENT LTD. and TURNER INVESTMENT PARTNERS, INC. have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


                                        CATERPILLAR INVESTMENT MANAGEMENT LTD.


                                        By: _______________________________
                                              Title:


                                        TURNER INVESTMENT PARTNERS, INC.


                                        By: _______________________________
                                              Title:


         The foregoing is accepted by:


                                        THE PREFERRED GROUP OF MUTUAL FUNDS


                                        By: _______________________________
                                              Title:

                                   SCHEDULE A


         1. For purposes of calculating the fee to be paid to the Subadviser under this Agreement:

                  "Fund Assets" shall mean the net assets of the Fund;

                  "Plan Assets" shall mean the net assets of the portion of assets managed by the Subadviser, excluding the Fund, (i) of any constituent fund of the Caterpillar Investment Management Ltd. Tax Exempt Group Trust, (ii) and managed or advised by the Manager for which the Subadviser has been appointed subadviser by the Manager,
         (iii) of Caterpillar Inc. or any of its subsidiaries or (iv) of any employee benefit plan sponsored by Caterpillar Inc. or any of its subsidiaries;

                  "Combined Assets" shall mean the sum of Fund Assets and Plan Assets; and

                  "Average Quarterly Net Assets" shall mean the average of the net asset value of the Fund Assets, Plan Assets or Combined Assets, as the case may be, as of the last business day of each month in the calendar quarter.

         2. The Subadviser fee shall be paid in arrears (within 10 days of receipt by the Manager of an invoice from the Subadviser) based upon the Average Quarterly Net Assets of the Combined Assets during the preceding calendar quarter. The fee payable for the calendar quarter shall be calculated by applying the annual rate of 0.75% to the Average Quarterly Net Assets of the Combined Assets, and dividing by four. The portion of the quarterly fee to be paid by the Manager shall be prorated based upon the Average Quarterly Net Assets of the Fund Assets as compared to the Average Quarterly Net Assets of the Combined Assets. For a calendar quarter in which this Agreement becomes effective or terminates, the portion of the Subadviser fee due hereunder shall be prorated on the basis of the number of days that the Agreement is in effect during the calendar quarter.

                                                                    APPENDIX B


                       THE PREFERRED GROUP OF MUTUAL FUNDS

                               MANAGEMENT CONTRACT

         Management Contract executed as of January 1, 2000, between THE PREFERRED GROUP OF MUTUAL FUNDS, a Massachusetts business trust (the "Trust"), on behalf of the Preferred Small Cap Fund (the "Fund"), and CATERPILLAR INVESTMENT MANAGEMENT LTD., a Delaware corporation (the "Manager").

                                   WITNESSETH:

         That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.       SERVICES TO BE RENDERED BY MANAGER TO THE TRUST.

         (a) Subject always to the control of the trustees of the Trust (the "Trustees") and to such policies as the Trustees may determine, the Manager will, at its expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish all necessary office space and equipment, provide bookkeeping and clerical services required to perform its duties hereunder and pay all salaries, fees and expenses of the Trustees and officers of the Trust who are affiliated persons of the Manager. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and the Fund's stated investment objectives, policies and restrictions.

         (b) In the selection of brokers, dealers or futures commissions merchants (collectively, "brokers") and the placing of orders for the purchase and sale of portfolio investments for the Fund, the Manager shall seek to obtain the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including, by way of illustration, the price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker involved and the quality of service rendered by the broker in other transactions. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused the Trust to pay, on behalf of the Fund, a broker that provides brokerage and research services to the Manager or any affiliated person of the

Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to the Fund and to other clients of the Manager and any affiliated person of the Manager as to which the Manager or any affiliated person of the Manager exercises investment discretion. The Trust hereby agrees with the Manager and with any Subadviser (as defined in Section 1(c) below) that any entity or person associated with the Manager or Subadviser (or with any affiliated person of the Manager or Subadviser) which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(2)(iv).

         (c) Subject to the provisions of the Agreement and Declaration of Trust of the Trust and the Investment Company Act of 1940, as amended (the "1940 Act"), the Manager, at its expense, may select and contract with one or more investment advisers (the "Subadviser") for the Fund to perform some or all of the services for which it is responsible pursuant to paragraph (a) of this
Section 1. The Manager will compensate any Subadviser of the Fund for its services to the Fund. The Manager may terminate the services of any Subadviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Subadviser unless and until a successor Subadviser is selected. To the extent that more than one Subadviser is selected, the Manager shall, in its sole discretion, determine the amount of the Fund's assets allocated to each such Subadviser.

         (d) The Manager shall not be obligated to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

2.       OTHER AGREEMENTS, ETC.

         It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlling, controlled by or under common control with the Manager, and that the Manager and any person controlling, controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlling, controlled by or under common control with the manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

3.       COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

         The Fund will pay to the Manager as compensation for the Manager's services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the annual rate (based on the number of days elapsed through the end of the month) of 1.00% of the Fund's net asset value as of the last business day of the month. Such fee shall be payable for each month within five (5) business days after the end of such month.

         In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Trust are qualified for offer and sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund's expenses to the extent required by such expense limitation.

         If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.       ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

         This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment is approved by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager.

5.       EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

         This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

         (a) Either party hereto may at any time terminate this Contract by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

         (b) If (i) the Trustees or the shareholders of the Trust by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder.

         Action by the Trust under paragraph (a) of this Section 5 may be taken either (i) by vote of a majority of the Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

6.       CERTAIN DEFINITIONS

         For the purposes of this Contract, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

         For the purposes of this Contract, the terms "affiliated person," "control," "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder; and the term "brokerage and research services" shall have the meaning given in the 1934 Act and the rules and regulations thereunder.

7.       NONLIABILITY OF MANAGER.

         In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, to the Fund or to any shareholder, officer, director or Trustee thereof, for any act or omission in the course of, or connected with, rendering services hereunder.

8.       LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

         A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

         IN WITNESS WHEREOF, THE PREFERRED GROUP OF MUTUAL FUNDS and CATERPILLAR INVESTMENT MANAGEMENT LTD. have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                        THE PREFERRED GROUP OF MUTUAL FUNDS



                                        By__________________________________
                                          Title:


                                        CATERPILLAR INVESTMENT MANAGEMENT LTD.



                                        By__________________________________
                                          Title: